Exhibit 99.1

Pharmacopeia to Request a Hearing With NASDAQ Following Receipt of Notice of Non-Compliance

Princeton, NJ – November 7, 2008 – Pharmacopeia (NASDAQ:PCOP) today announced that it intends to request a hearing before a NASDAQ Listing Qualifications Panel (“Panel”) to present a plan to regain compliance with NASDAQ Marketplace Rule 4450(b)(1)(A), which requires a minimum market value of listed securities of $50 million.  On November 4, 2008, as expected, Pharmacopeia received a notice of non-compliance from the NASDAQ Staff indicating that the Company had not regained compliance with this rule and that the Company’s common stock was subject to delisting unless the Company requests a hearing before a Panel. Pharmacopeia intends to request a hearing, which will automatically stay the delisting of the Company’s common stock pending the issuance of the Panel’s decision after the hearing.  The Company plans to exercise diligent efforts to maintain the listing of its common stock on NASDAQ, but there is no assurance that it will be successful in doing so.

As previously reported, the Company was notified by the NASDAQ Staff on September 30, 2008 that its market value of listed securities had been below the minimum $50 million requirement for 10 consecutive trading days. Under these circumstances, and in accordance with NASDAQ Marketplace Rule 4450(e)(4), the Company was provided 30 calendar days, or until October 30, 2008, to regain compliance.

On September 24, 2008, Pharmacopeia entered into a definitive merger agreement with Ligand Pharmaceuticals Incorporated (Ligand), under which Ligand will acquire Pharmacopeia. This transaction is expected to close by the first quarter of 2009 and is subject to the approval of Pharmacopeia stockholders and antitrust regulatory clearance, as well as other customary closing conditions.

Additional Information and Where to Find It

On October 20, 2008 Ligand filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4, which included a proxy statement of Pharmacopeia and other relevant materials in connection with the proposed transaction. The proxy statement, once finalized, will be mailed to the stockholders of Pharmacopeia. Investors and security holders of Pharmacopeia are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Ligand, Pharmacopeia and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Ligand or Pharmacopeia with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ligand by going to Ligand’s Investor Relations website at www.ligand.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Pharmacopeia by going to Pharmacopeia’s Investor Relations page on its corporate website at www.pharmacopeia.com. Investors and security holders of Pharmacopeia are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Pharmacopeia and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pharmacopeia in favor of the proposed transaction. Information about Pharmacopeia’s executive officers and directors and their ownership of Pharmacopeia common stock is set forth in the proxy statement for the Pharmacopeia’s 2008 annual meeting of stockholders, which was filed with the SEC on March

24, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Pharmacopeia and its respective executive officers and directors in the proposed transaction by reading the proxy statement regarding the merger, which will be filed with the SEC.

Ligand and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pharmacopeia in favor of the proposed transaction. Information concerning Ligand’s directors and executive officers is set forth in Ligand’s proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on April 29, 2008, the annual report on Form 10-K filed with the SEC on March 5, 2008 and the current report on Form 8-K filed with the SEC on August 4, 2008.

About Pharmacopeia

Pharmacopeia is a clinical development stage biopharmaceutical company dedicated to discovering and developing novel small molecule therapeutics to address significant medical needs. The company has a broad portfolio of clinical and preclinical candidates under development internally or by partners including nine clinical compounds in Phase 2 or Phase 1 development addressing multiple indications including diabetic nephropathy, muscle wasting and inflammation. The company is leveraging its fully integrated drug discovery platform to sustain the growth of its development pipeline. Pharmacopeia has established strategic alliances with major pharmaceutical and biotechnology companies, including Bristol-Myers Squibb, Celgene, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth Pharmaceuticals. For more information please visit the company’s website at www.pharmacopeia.com.

Contact:
Brian Posner
Pharmacopeia
609-452-3643
ir_pr@pcop.com

Rebecca Der

Burns McClellan

212-213-0006

rder@burnsmc.com

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This press release, and oral statements made with respect to information contained in this press release, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, the merger transaction between Pharmacopeia and Ligand, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s plans to develop its internal proprietary programs,  the continued listing of Pharmacopeia’s common stock on The Nasdaq Global Market, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough

and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs and third party collaborations, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions.

Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at www.sec.gov and from Pharmacopeia at www.pharmacopeia.com. All forward-looking statements in this press release and oral statements made with respect to information contained in this press release are qualified entirely by the cautionary statements included in this press release and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this press release. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.